SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2003 (February 12, 2003)

Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 300, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 589-3500

Item 2. Acquisition or Disposition of Assets

     On February 13, 2003, Verso Technologies, Inc., a Minnesota corporation (the “Company”), announced that, on February 12, 2003 (the “Closing Date”), it had completed the acquisition of substantially all of the business assets of Clarent Corporation, a Delaware corporation (“Clarent”), and, in connection therewith, assumed from Clarent certain obligations and liabilities relating to such assets (collectively, the “Asset Purchase Transaction”), for an aggregate purchase price of $9.8 million (the “Purchase Price”), all pursuant to that certain Asset Purchase Agreement between the Company and Clarent, dated as of December 13, 2002, as amended by that certain First Amendment to the Asset Purchase Agreement between the Company and Clarent, dated as of February 4, 2003 (as amended, the “Purchase Agreement”). The assets acquired in the Asset Purchase Transaction were used by Clarent to provide Voice over Internet Protocol solutions for next generation networks and enterprise convergent solutions, and the Company intends to use such assets for the same purposes. Prior to the Asset Purchase Transaction, neither the Company nor any of its affiliates, directors or officers, nor any associate of any such director or officer, had any relationship with Clarent, except that Clarent may have sold from time to time some of its products to the Company and its subsidiaries in the ordinary course of business.

     The Purchase Price was determined as a result of negotiations between the Company and Clarent. The Company paid the Purchase Price by delivering to Clarent on the Closing Date: (i) a secured subordinated promissory note in principal amount of $5.0 million made by the Company in favor of Clarent due February 13, 2004 (the “Primary Promissory Note”); (ii) a secured subordinated promissory note in principal amount of $3.0 million made by the Company in favor of Clarent due February 12, 2008 (the “Three Million Dollar Note”); and (iii) an unsecured subordinated promissory note in principal amount of $1.8 million made by the Company in favor of Clarent due February 13, 2004. The Primary Note and the Three Million Dollar Note are secured by the assets acquired by the Company in the Asset Purchase Transaction.

     At the time the Company consummated the Asset Purchase Transaction, Clarent was operating as a debtor in possession under Chapter 11 of the United States Bankruptcy Code. The Asset Purchase Transaction was approved by the United States Bankruptcy Court for the Northern District of California, San Francisco Division, through entry of an order.

     The foregoing descriptions of the Asset Purchase Transaction, the Purchase Agreement and the announcement made by the Company with respect thereto are qualified in their entirety by reference to the full text of the Purchase Agreement, the amendment thereto, the documents regarding the financing of the Purchase Price and the Press Release issued by the Company on February 13, 2003 with respect to the Asset Purchase Transaction, which are filed as Exhibits 2.1, 2.2, 99.6, 99.7, 99.8, 99.9 and 99.15 to this Report and incorporated herein by reference.

Item 5. Other Events and Required FD Disclosure.

     In addition, the Company announced on February 13, 2003 that, on February 12, 2003, it had amended its current credit arrangement with its primary lender, Silicon Valley Bank (“SVB”), pursuant to which the Company’s credit line with SVB was increased from $5.0 million to $10.0 million, subject to borrowing availability. In connection with the increase of the credit line, the Company and SVB entered into certain amendments to their existing credit agreement and certain additional credit agreements, and the Company issued to SVB a warrant to purchase 350,000 shares of the Company’s common stock at an exercise price of $.44 per share, which was the closing price of the Company’s common stock on February 11, 2003, as reported by The Nasdaq Stock Market. The warrant is exercisable in its entirety for a five-year period, and the shares of the Company’s common stock underlying the warrant are entitled to certain “piggyback” registration rights. The warrant was issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act. The Company based such reliance upon factual representations made to the Company by SVB as to SVB’s investment intent, sophistication and status as an “accredited investor,” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act, among other things.

     The foregoing descriptions regarding the amendment of the Company’s credit arrangement with SVB, the warrant issued by the Company to SVB and the Company’s announcement with respect to the foregoing are qualified in their entirety by reference to the full text of the amendments to the existing credit agreement, the additional credit agreements, the warrant and related documents, and the Press Release issued by the Company on February 13, 2003 with respect to foregoing, which are filed as Exhibits 4.1, 4.2, 4.3, 99.1, 99.2, 99.3, 99.4 and 99.16 to this Report and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  – (b) Financial Statements and Pro Forma Financial Information. All required financial statements and pro forma financial information will be filed by amendment to this Report not later than sixty (60) days after the due date of this Report.

     (c)  Exhibits.

2.1	Asset Purchase Agreement dated as of December 13, 2002, by and between the Company and Clarent Corporation. (The schedules to the Asset Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S- K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request). *

2.2	First Amendment to the Asset Purchase Agreement dated as of February 4, 2003, by and between the Company and Clarent Corporation.

4.1	Warrant to Purchase Stock dated February 12, 2003, granted to Silicon Valley Bank by the Company.

4.2	Registration Rights Agreement dated as of February 12, 2003, by and between the Company and Silicon Valley Bank.

4.3	Anitdilution Agreement dated as of February 12, 2003, by and between the Company and Silicon Valley Bank.

99.1	Amendment to Loan Documents dated February 12, 2003, by and among the Company, NACT Telecommunications, Inc., Telemate.Net Software, Inc. and Silicon Valley Bank.

99.2	Loan and Security Agreement (Exim Program) dated February 12, 2003, by and among the Company, NACT Telecommunications, Inc., Telemate.Net Software, Inc. and Silicon Valley Bank.

99.3	Borrower Agreement dated February 12, 2003, by and among the Company, NACT Telecommunications, Inc., Telemate.Net Software, Inc. and Silicon Valley Bank.

99.4	Secured Promissory Note in principal amount of $4.0 million made by the Company in favor of Silicon Valley Bank dated February 12, 2003.

99.5	Subordination Agreement dated February 12, 2003, by and among the Company, Clarent Corporation and Silicon Valley Bank.

99.6	Loan and Security Agreement dated as of February 12, 2003, by and between the Company and Clarent Corporation.

99.7	Secured Subordinated Promissory Note in principal amount of $5.0 million made by the Company in favor of Clarent Corporation dated February 12, 2003.

99.8	Secured Subordinated Promissory Note in principal amount of $3.0 million made by the Company in favor of Clarent Corporation dated February 12, 2003.

99.9	Unsecured Subordinated Promissory Note in principal amount of $1.8 million made by the Company in favor of Clarent Corporation dated February 12, 2003.

99.10	Bill of Sale, Assignment and Assumption Agreement dated as of February 12, 2003, by and between the Company and Clarent Corporation.

99.11	Assignment of Patent Rights dated as of February 7, 2003, made by Clarent Corporation to the Company.

99.12	Assignment of Trademarks dated as of February 12, 2003, by and between the Company and Clarent Corporation.

99.13	Intellectual Property and Security Agreement dated as of February 12, 2003, by and between the Company and Clarent Corporation.

99.14	Press Release dated December 16, 2002.*

99.15	Press Release dated February 13, 2003 (relating to the Asset Purchase Transaction).

99.16	Press Release dated February 13, 2003 (relating to the amendment of the Company’s credit arrangement with Silicon Valley Bank).

*	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC

		By:	/s/ Juliet M. Reising

Juliet M. Reising, Chief Financial Officer and Executive Vice President

Dated:	February 13, 2003

EXHIBIT INDEX

2.1	Asset Purchase Agreement dated as of December 13, 2002, by and between the Company and Clarent Corporation. (The schedules to the Asset Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S- K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request). *

2.2	First Amendment to the Asset Purchase Agreement dated as of February 4, 2003 by and between the Company and Clarent Corporation.

4.1	Warrant to Purchase Stock dated February 12, 2003, granted to Silicon Valley Bank by the Company.

4.2	Registration Rights Agreement dated as of February 12, 2003, by and between the Company and Silicon Valley Bank.

4.3	Anitdilution Agreement dated as of February 12, 2003, by and between the Company and Silicon Valley Bank.

99.1	Amendment to Loan Documents dated February 12, 2003, by and among the Company, NACT Telecommunications, Inc., Telemate.Net Software, Inc. and Silicon Valley Bank.

99.2	Loan and Security Agreement (Exim Program) dated February 12, 2003, by and among the Company, NACT Telecommunications, Inc., Telemate.Net Software, Inc. and Silicon Valley Bank.

99.3	Borrower Agreement dated February 12, 2003, by and among the Company, NACT Telecommunications, Inc., Telemate.Net Software, Inc. and Silicon Valley Bank.

99.4	Secured Promissory Note in principal amount of $4.0 million made by the Company in favor of Silicon Valley Bank dated February 12, 2003.

99.5	Subordination Agreement dated February 12, 2003, by and among the Company, Clarent Corporation and Silicon Valley Bank.

99.6	Loan and Security Agreement dated as of February 12, 2003, by and between the Company and Clarent Corporation.

99.7	Secured Subordinated Promissory Note in principal amount of $5.0 million made by the Company in favor of Clarent Corporation dated February 12, 2003.

99.8	Secured Subordinated Promissory Note in principal amount of $3.0 million made by the Company in favor of Clarent Corporation dated February 12, 2003.

99.9	Unsecured Subordinated Promissory Note in principal amount of $1.8 million made by the Company in favor of Clarent Corporation dated February 12, 2003.

99.10	Bill of Sale, Assignment and Assumption Agreement dated as of February 12, 2003, by and between the Company and Clarent Corporation.

99.11	Assignment of Patent Rights dated as of February 7, 2003, made by Clarent Corporation to the Company.
99.12	Assignment of Trademarks dated as of February 12, 2003, by and between the Company and Clarent Corporation.

99.13	Intellectual Property and Security Agreement dated as of February 12, 2003, by and between the Company and Clarent Corporation.

99.14	Press Release dated December 16, 2002.*

99.15	Press Release dated February 13, 2003 (relating to the Asset Purchase Transaction).

99.16	Press Release dated February 13, 2003 (relating to the amendment of the Company’s credit arrangement with Silicon Valley Bank).

*	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2002.